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                                                                     EXHIBIT 4.1
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LES ACTIONS REPRESENTEES PAR CE CERTIFICAT SONT CESSIBLES AUX      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE
PRINCIPAUX BUREAUX DE COMPAGNIE TRUST CIBC MELLON A MONTREAL,      AT THE PRINCIPAL OFFICES OF CIBC MELLON TRUST COMPANY IN
TORONTO ET VANCOUVER, CANADA, ET AU BUREAU DE CHASEMELLON          MONTREAL, TORONTO AND VANCOUVER, CANADA, AND AT THE OFFICE OF
SHAREHOLDER SERVICES, L.L.C. A NEW YORK, E.-U.                     CHASEMELLON SHAREHOLDER SERVICES, L.L.C. IN NEW YORK, U.S.A.
__________________________________________________________________________________________________________________________________

0000000
NUMERO - NUMBER           (LOGO  EXFO)          ELECTRO-OPTICAL ENGINEERING INC.       (LOGO EXFO)                  ACTIONS SHARES
                                                INGENIERIE ELECTRO-OPTIQUE INC.

                           CONSTITUEE AUX TERMES DE LA LOI CANADIENNE SUR LES SOCIETES PAR ACTIONS
                                  INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT

CE CERTIFICAT ATTESTE QUE - THIS CERTIFIES THAT
                                                                                ---------------------------
                                                                                    CUSIP 302043  10  4
                                                                                ---------------------------

est le detenteur immatricule de - is the registered holder of

ACTIONS AVEC DROIT DE VOTE SUBALTERNE SANS VALEUR AU PAIR OU              FULLY PAID AND NON-ASSESSABLE SUBORDINATE VOTING SHARES
NOMINALE ET ENTIEREMENT LIBEREES DE                                       WITHOUT NOMINAL OR PAR VALUE OF

                                 (LOGO  EXFO)   ELECTRO-OPTICAL ENGINEERING INC.
                                                INGENIERIE ELECTRO-OPTIQUE INC.

     L'inscription du transfert des actions representees par ce                Registration of the transfer of the shares
certificat ne peut etre faite que dans un registre de valeurs             represented by this certificate may be made only in a
mobilieres de la Societe sur remise du present certificat                 securities register of the Corporation upon surrender of
dument endosse.                                                           this certificate properly endorsed.
     Ce certificat n'est valide qu'apres avoir ete contresigne par             This certificate is not valid until countersigned by
un agent des transferts et inscrit par un agent charge de la tenue        a Transfer Agent and registered by a Registrar of the
des registres de la Societe.                                              Corporation.
   En foi de quoi, la Societe a fait signer ce certificat par ses              In Witness Whereof, the Corporation has caused this
dirigeants dument autorises.                                              certificate to be signed by its duly authorized officers.

Ce :                                                                                                LE PRESIDENT ET
This :                                                                                              CHEF DE LA DIRECTION,

CONTRESIGNE ET IMMATRICULE
COUNTERSIGNED AND REGISTERED     Montreal                                                           /s/ Germain Lamonde
COMPAGNIE TRUST CIBC MELLON      Toronto                                                            -------------------------------
CIBC MELLON TRUST COMPANY        Vancouver                                                          PRESIDENT AND CHIEF
                                                                                                    EXECUTIVE OFFICER
OU/OR

CHASEMELLON SHAREHOLDER          New York                                                           LE SECRETAIRE,
SERVICES, L.L.C.
AGENTS DES TRANSFERTS ET AGENTS
CHARGES DE LA TENUE DES REGISTRES                                                                   /s/ Kimberley Okell
TRANSFER AGENTS AND REGISTRARS                                                                      -------------------------------
                                                                                                    SECRETARY
PAR
BY

--------------------------------------------
REPRESENTANT AUTORISE - AUTHORIZED OFFICER
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INSTRUCTIONS: LA SIGNATURE DE L'ACTIONNAIRE AUX FINS DE CETTE CESSION DOIT CORRESPONDRE EXACTEMENT AU NOM INSCRIT AU RECTO DU
CERTIFICAT SANS AUCUN CHANGEMENT. LA SIGNATURE DEVRA ETRE GARANTIE PAR UNE BANQUE, UNE COMPAGNIE DE FIDUCIE OU UN MEMBRE D'UNE
BOURSE CANADIENNE DONT LA SIGNATURE EST CONNUE AU BUREAU DES TRANSFERTS.
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La categorie ou la serie d'actions que ce certificat represente     The class or series of shares represented by the certificate
est assortie de droits, privileges, conditions et restrictions et   has rights, privileges, conditions and restrictions attached la Societe fournira gratuitement a tout actionnaire qui en fera la  thereto and the Corporation will furnish to a shareholder
demande le texte integral des droits, privileges, conditions et     requesting same, and without change, a full copy of the text of
restrictions rattaches a chaque categorie dont l'emission est       the rights, privileges, conditions and restrictions attached to
autorisee et, lorsque determines par les administrateurs, a         each class authorized to be issued and to each series insofar
chaque serie et de l'autorisation donnee aux administrateurs        as the same has been fixed by the directors, and the authority
de determiner les droits, privileges, conditions et restrictions    of the directors to fix the rights, privileges, conditions and
des series suivantes.                                               restrictions of subsequent series.

     Pour valeur recue, le soussigne vend, cede et                        For value received, the undersigned hereby sells,
transporte, par les presentes, a                                    assigns and transfers unto
____________________________________________________________________________________________________________________________________
  (Nom et adresse du cessionnaire en lettres moulees ou a la machine - Please print or typewrite name and address of assignee)

____________________________________________________________________________________________________________________________________

                                                  LE NUMERO D'ASSURANCE SOCIALE, NUMERO D'IDENTITE DU CONTRIBUABLE DOIT ETRE FOURNI.

                                                                                                    [__ __ __]-[__ __ __]-[__ __ __]

                                                              SOCIAL INSURANCE NUMBER, TAXPAYER IDENTIFYING NUMBER MUST BE PROVIDED.


                                                                                                                             actions
____________________________________________________________________________________________________________________________  shares
de la Societe representees par ce certificat et constitue par       of the Corporation represented by the within certificate and
les presentes                                                       does hereby irrevocably constitute and appoint
____________________________________________________________________________________________________________________________________
son mandataire irrevocable, avec faculte de se substituer           the attorney or the undersigned to transfer the said shares on
toute autre personne, pour transferer ces actions dans les          the books of the Corporation with full power or substitution in
livres de la Societe.                                               the premises.

Date _____________________________________________________

Signature __________________________________________________________________________________________________________________________

     Signature garantie par:
     SIgnature guaranteed by: ______________________________________________________________________________________________________


INSTRUCTIONS: THE SIGNATURE OF THE SHAREHOLDER TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, THE SIGNATURE SHOULD BE GUARANTEED
BY A BANK OR BY A TRUST COMPANY, OR BY A MEMBER OF A CANADIAN STOCK EXCHANGE, WHOSE SIGNATURE IS KNOWN TO THE TRANSFER OFFICE.

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